SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-15)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                       Mortgage Pass-Through Certificates
                                 Series 2004-15

On August 25, 2004, The Bank of New York, as Trustee for CWT, Mortgage Pass-Through Certificates Series 2004-15, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Mortgage Pass-Through Certificates Series 2004-15 relating to the distribution date of August 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2004


                             Payment Date: 08/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2004-15
                         Alternative Loan Trust 2004-15
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        80,575,000.00    5.048421%     1,028,144.71    338,980.41    1,367,125.12       0.00       0.00
                        1A2        14,337,000.00    5.048421%       182,941.49     60,316.01      243,257.50       0.00       0.00
                        2A1       172,300,000.00    5.317305%       848,925.49    763,476.45    1,612,401.93       0.00       0.00
                        2A2        17,302,000.00    5.317305%        85,247.29     76,666.68      161,913.98       0.00       0.00
Residual                AR                100.00    5.048421%           100.00          0.58          100.58       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           6,720,000.00    5.227603%         1,729.17     29,274.58       31,003.75       0.00       0.00
                        B1          2,687,000.00    5.227603%           691.41     11,705.47       12,396.89       0.00       0.00
                        B2          1,493,000.00    5.227603%           384.17      6,504.01        6,888.18       0.00       0.00
                        B3          1,642,000.00    5.227603%           422.51      7,153.10        7,575.62       0.00       0.00
                        B4          1,044,000.00    5.227603%           268.64      4,548.01        4,816.65       0.00       0.00
                        B5            604,055.69    5.227603%           155.43      2,631.47        2,786.90       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        298,704,155.69     -            2,149,010.33  1,301,256.77    3,450,267.10     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        79,546,855.29              0.00
                                1A2        14,154,058.51              0.00
                                2A1       171,451,074.51              0.00
                                2A2        17,216,752.71              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           6,718,270.83              0.00
                                B1          2,686,308.59              0.00
                                B2          1,492,615.83              0.00
                                B3          1,641,577.49              0.00
                                B4          1,043,731.36              0.00
                                B5            603,900.26              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        296,555,145.36     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2004-15
                         Alternative Loan Trust 2004-15
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    80,575,000.00     5.048421% 12667FPV1    12.760096      4.207017    987.239904
                           1A2    14,337,000.00     5.048421% 12667FPW9    12.760096      4.207017    987.239904
                           2A1   172,300,000.00     5.317305% 12667FPX7     4.927020      4.431088    995.072980
                           2A2    17,302,000.00     5.317305% 12667FPY5     4.927020      4.431088    995.072980
Residual                   AR            100.00     5.048421% 12667FPZ2   1,000.000000    5.788726      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       6,720,000.00     5.227603% 12667FQA6     0.257317      4.356336    999.742683
                           B1      2,687,000.00     5.227603% 12667FQB4     0.257317      4.356336    999.742683
                           B2      1,493,000.00     5.227603% 12667FQC2     0.257317      4.356336    999.742683
                           B3      1,642,000.00     5.227603% 12667FQD0     0.257317      4.356336    999.742683
                           B4      1,044,000.00     5.227603% 12667FQE8     0.257317      4.356336    999.742683
                           B5        604,055.69     5.227603% 12667FQF5     0.257317      4.356336    999.742683
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     298,704,155.69       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2004-15
                         Alternative Loan Trust 2004-15
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        98,433,607.02   198,121,538.34   296,555,145.36
Loan count                    187              399              586
Avg loan rate           5.309581%        5.576305%             5.49
Prepay amount        1,186,073.98       886,074.66     2,072,148.64

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        20,270.01        41,132.65        61,402.66
Sub servicer fees          179.40             0.00           179.40
Trustee fees               747.35         1,492.94         2,240.28


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                6,000,000.00     6,000,000.00    12,000,000.00
Special Hazard       5,980,000.00             0.00     5,980,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.250626%           100.000000%            284,514,100.00
   -----------------------------------------------------------------------------
   Junior            4.749374%             0.000000%             14,186,404.34
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,450,267.10          3,450,267.10
Principal remittance amount            2,149,010.33          2,149,010.33
Interest remittance amount             1,301,256.77          1,301,256.77